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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                    FORM 8-K

                                CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): July 21, 2003


                              Lincare Holdings Inc.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in its charter)


     Delaware                         0-19946                     51-0331330
--------------------           --------------------         --------------------
  (State or other                   (Commission                 (IRS Employer
  jurisdiction of                   File Number)                Identification
  incorporation)                                                   Number)

                   19387 U.S. 19 North, Clearwater, FL 33764
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           (Address of principal executive offices, including zip code)


Registrant's telephone number, including area code: 727-530-7700



--------------------------------------------------------------------------------
          (Former name or former address, if changed from last report)

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Item 7.  Financial Statements and Exhibits.

         (c)      Exhibits.

                  99.1 Press Release issued by Lincare Holdings Inc., dated July 21, 2003.

Item 9.  Regulation FD Disclosure.

         The following information and referenced exhibit are being furnished under "Item 12. Disclosure of Results of Operations and Financial Condition."

On July 21, 2003, Lincare Holdings Inc. issued a press release announcing its results of operations for the 3 and 6 months ended June 30, 2003. A copy of the company's press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     Lincare Holdings Inc.

                                     By: /s/ Paul G. Gabos
                                         -------------------------------------
                                         Paul G. Gabos
                                         Secretary and Chief Financial Officer

July 21, 2003